EARNINGS CALL FISCAL 2020: Q3 RESULTS March 19, 2020

Disclaimer/Non-GAAP Information IMPORTANT NOTICE The following slides are part of a presentation by Darden Restaurants, Inc. (the "Company") and are intended to be viewed as part of that presentation (the "Presentation"). No representation is made that the Presentation is complete. Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include technology failures including failure to maintain a secure cyber network, food safety and food-borne illness concerns, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, risks relating to public policy changes and federal, state and local regulation of our business, litigation, unfavorable publicity, an inability or failure to manage the accelerated impact of social media, the inability to cancel long-term, non-cancelable leases, labor and insurance costs, failure to execute a business continuity plan following a disaster, health concerns including food-related pandemics or virus outbreaks, intense competition, changing consumer preferences, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products and services, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment, energy prices and interest rates, disruptions in the financial and credit markets, risks of doing business with franchisees and licensees, risks of doing business with business partners and vendors in foreign markets, failure to protect our intellectual property, impairment in the carrying value of our goodwill or other intangible assets, changes in tax laws or treaties, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission. The information in this communication includes financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non- GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are included under “Additional Information” in this presentation. 2

Darden Third Quarter Highlights 4.5% 2.3% $1.90 SAME-RESTAURANT SALES DILUTED NET EPS FROM TOTAL SALES GROWTH GROWTH CONTINUING OPERATIONS % 5.6 $107 MILLION $69MILLION DILUTED NET EPS GROWTH VS DIVIDENDS PAID SHARE REPURCHASES LAST YEAR 3

Fourth Quarter Weekly Same-Restaurant Sales by Segment Week 1 Week 2 Week 3 Darden 3.0% -0.2% -20.6% Olive Garden 3.1% -0.1% -18.7% LongHorn Steakhouse 4.6% 3.1% -15.9% Fine Dining 2.1% -4.0% -27.7% Other Business 1.2% -2.8% -27.5% 4

Additional Information

Darden Third Quarter Highlights SALES ($B) SAME-RESTAURANT SALES GROWTH 2.3% 2.0% 1.6% $2.23 $2.25 $2.35 $2.13 $2.06 $2.13 $1.97 $2.06 0.9% FY18 FY19 FY19 FY20 FY19 FY20 FY19 FY20 Q4 Q1 Q2 Q3 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 ADJUSTED EPS1 $1.76 $1.80 $1.90 $1.39 $1.34 $1.38 $1.12 $0.92 FY18 FY19 FY19 FY20 FY19 FY20 FY19 FY20 Q4 Q1 Q2 Q3 1 EPS values for FY18 Q4, FY19 Q4 and FY20 Q2 are adjusted for special items. A reconciliation of reported to adjusted numbers can be found in the Additional Information section of this presentation. 6

Third Quarter Brand Highlights 3.5% 2.1% TOTAL SALES GROWTH SAME-RESTAURANT SALES GROWTH 10 ~240 BPS SAME-RESTAURANT SALES NET NEW RESTAURANTS INDUSTRY VS. LY OUTPERFORMANCE1 1 Industry excluding Darden brands, specifically Olive Garden and LongHorn Steakhouse. 7

Third Quarter Brand Highlights 5.7% 3.9% TOTAL SALES GROWTH SAME-RESTAURANT SALES GROWTH 10 ~420 BPS SAME-RESTAURANT SALES NET NEW RESTAURANTS INDUSTRY VS. LY OUTPERFORMANCE1 1 Industry excluding Darden brands, specifically Olive Garden and LongHorn Steakhouse. 8

Third Quarter Brand Highlights 4.9% -1.6% TOTAL SALES GROWTH SAME-RESTAURANT SALES GROWTH +8 POINTS +5 POINTS MANAGER TURNOVER IMPROVEMENT IN OVERALL IMPROVEMENT GUEST SATISFACTION 9

Margin Analysis Fiscal Q3 2020 vs. PY* (bps) ($ millions) % of Sales Favorable/(Unfavorable) Sales $2,346.5 Food and beverage $658.0 28.0% 40 Restaurant labor $753.8 32.1% (50) Restaurant expenses $396.7 16.9% 0 Marketing expenses $71.6 3.1% (30) Restaurant-level EBITDA $466.4 19.9% (40) General and administrative expenses $100.3 4.3% 30 Depreciation and amortization $87.7 3.7% 10 Impairments and disposal of assets, net $0.1 0.0% 10 Operating income $278.3 11.9% 0 Interest, net $13.2 0.6% 0 Other (income) expense, net - - Earnings before income tax $265.1 11.3% 0 Income tax expense (benefit) $31.8 1.4% (10) Note: Effective tax rate 12.0% Earnings from continuing operations $233.3 9.9% (10) Note: Continuing operations, values may not foot due to rounding. 10

Third Quarter Segment Performance Segment Sales ($ millions) Fine Dining Other $1,130 $1,169 $483 $511 $459 $478 $175 $188 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 Segment Profit Margin1 Fine Dining Other 24.9% 24.8% 21.7% 21.1% 20.1% 20.5% 15.1% 14.5% FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 FY19 Q3 FY20 Q3 11 1 Segment profit margin calculated as (sales less costs of food & beverage, restaurant labor, restaurant expenses and marketing expenses) / sales.

Commodities Outlook – Q4 Fiscal 2020 Mar-May FY2020 Annual Spend by Category Coverage Outlook Beef 19% 90% Low Single Digit Inflation Produce 13% 95% Low Single Digit Inflation Dairy / Oil1 10% 15% Low Single Digit Inflation Seafood 10% 95% Flat Chicken 7% 100% Low Single Digit Inflation Wheat2 7% 95% Low Single Digit Inflation Non-Perishable / Other 34% 55% Low Single Digit Inflation Weighted Average 100% 75% Coverage 1 Includes cheese, cream, butter, and shortening. 2 Includes breadsticks and pasta. 12

# Reported to Adjusted Earnings Reconciliations

| $ in millions, except EPS | Fiscal 2018 Q4 2018 Earnings Before Income Tax | Income Tax Expense (Benefit) | Net Earnings | Diluted Net Earnings Per Share |
|---|---|---|---|---|
| **Reported Earnings from Continuing Operations** | **$216.8** | **$41.4** | **$175.4** | **$1.40** |
| **Adjustments:** | | | | |
| Net benefit of deferred tax revaluation | - | $2.0 | ($2.0) | ($0.02) |
| Cheddar's integration expenses | $2.1 | $1.3 | $0.8 | $0.01 |
| **Adjusted Earnings from Continuing Operations** | **$218.9** | **$44.7** | **$174.2** | **$1.39** |

| $ in millions, except EPS | Fiscal 2019 Q4 2019 Earnings Before Income Tax | Income Tax Expense (Benefit) | Net Earnings | Diluted Net Earnings Per Share |
|---|---|---|---|---|
| **Reported Earnings from Continuing Operations** | **$217.9** | **$9.2** | **$208.7** | **$1.67** |
| **Adjustments:** | | | | |
| Asset impairments[1] | $14.6 | $3.6 | $11.0 | $0.09 |
| **Adjusted Earnings from Continuing Operations** | **$232.5** | **$12.8** | **$219.7** | **$1.76** |

| $ in millions, except EPS | Fiscal 2020 Q2 2020 Earnings Before Income Tax | Income Tax Expense (Benefit) | Net Earnings | Diluted Net Earnings Per Share |
|---|---|---|---|---|
| **Reported Earnings from Continuing Operations** | **($6.2)** | **($31.6)** | **$25.4** | **$0.21** |
| **Adjustments:** | | | | |
| Pension settlement charge[2] | $147.1 | $36.2 | $110.9 | $0.90 |
| International structure simplification | $6.2 | $4.1 | $2.1 | $0.01 |
| **Adjusted Earnings from Continuing Operations** | **$147.1** | **$8.7** | **$138.4** | **$1.12** |

(1) Fiscal 2019 fourth quarter non-cash asset impairment charges relate to four underperforming restaurants whose projected cash flows are not sufficient to cover their respective carrying values. These are relatively newer locations we intend to continue to operate and focus on improving their results of operations.

(2) As disclosed in our fiscal 2019 Form 10-K, in April 2018, our Benefit Plans Committee approved the termination of our primary non-contributory defined benefit pension plan. In November of fiscal 2020 the benefit obligation to plan participants was settled, resulting in a pension settlement charge.

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DARDEN RESTAURANTS